04.24.2018 First Quarter 2018 Exhibit 99.2

2IMPORTANT INFORMATION Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as anticipates, believes, can, could, may, predicts, potential, should, will, estimates, plans, projects, continuing, ongoing, expects, intends, and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled Risk Factors and elsewhere in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed by us with the U.S. Securities and Exchange Commission (SEC). Among the factors that could cause the forward-looking statements in this presentation and/or our financial performance to differ materially from that suggested by the forward-looking statements are: (a) the inherent limitations in internal controls over financial reporting; (b) our ability to remediate any material weaknesses in internal controls over financial reporting completely and in a timely manner; (c) continually changing federal, state, and local laws and regulations could materially adversely affect our business; (d) adverse economic conditions in the United States and worldwide may negatively impact our results; (e) our business could suffer if our access to funding is reduced; (f) significant risks we face implementing our growth strategy, some of which are outside our control; (g) unexpected costs and delays in connection with exiting our personal lending business; (h) our agreement with Fiat Chrysler Automobiles US LLC may not result in currently anticipated levels of growth, and is subject to certain conditions that could result in termination of the agreement; (i) our business could suffer if we are unsuccessful in developing and maintaining relationships with automobile dealerships; (j) our financial condition, liquidity, and results of operations depend on the credit performance of our loans; (k) loss of our key management or other personnel, or an inability to attract such management and personnel; (l) certain regulations, including but not limited to oversight by the Office of the Comptroller of the Currency, the Consumer Financial Protection Bureau, the European Central Bank, and the Federal Reserve, whose oversight and regulation may limit certain of our activities, including the timing and amount of dividends and other limitations on our business; and (m) future changes in our relationship with Banco Santander which could adversely affect our operations. If one or more of the factors affecting our forward-looking information and statements proves incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Therefore, we caution the reader not to place undue reliance on any forward- looking information or statements. The effect of these factors is difficult to predict. Factors other than these also could adversely affect our results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

3 » Total auto originations of $6.3 billion, up 18% YoY » Core retail auto loan originations of $2.3 billion, up 4% YoY » Chrysler Capital1 loan originations of $1.9 billion, up 24% YoY » Chrysler average quarterly penetration rate of 28%, up from 23% during the same quarter last year » Net finance and other interest income of $1.0 billion, decreased 8% YoY » Net leased vehicle income of $146 million, increased 14% YoY » RIC net charge-off ratio of 8.3%, down 50 basis points YoY » Troubled Debt Restructuring (“TDR”) balance of $6.0 billion, down from $6.3 billion QoQ » Auction-plus recovery rate of 55.1%, up 400 basis points YoY » Return on average assets of 2.4%, up from 1.5% YoY » Asset sales of $1.5 billion executed through the Santander flow agreement » $3.3 billion in asset-backed securities “ABS” offered and sold » Launched pilot program with SBNA2 to facilitate the origination and servicing of primarily Chrysler loans » Reached agreements with AutoFi and AutoGravity expanding SC's digital partnerships » April 2018 - Completed prime auto loan portfolio conversion of $1.0 billion with a new third party » April 2018 - $1.0 billion in ABS offered and sold via the SDART platform Q1 2018 HIGHLIGHTS AND SUBSEQUENT EVENTS 1 Chrysler Capital is a dba of Santander Consumer USA 2Santander Bank N.A.

4

ECONOMIC INDICATORS

ORIGINATIONS

U.S. Auto Sales[1]

Units in Millions


Max 18.5
17.0
Min 9.0
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
Mar-14
Mar-15
Mar-16
Mar-17
Mar-18

Consumer Confidence[2]

Index Q1 1966=100


Max 102.0
Min 55.3
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
Mar-14
Mar-15
Mar-16
Mar-17
Mar-18

CREDIT

U.S. GDP[3]

%


Max 3.2
2.9
Min -4.0
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17

U.S. Unemployment Rate[1]

%


Max 10.0
Min 4.1
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
Mar-14
Mar-15
Mar-16
Mar-17
Mar-18

[1] Bloomberg
[2] University of Michigan
[3] U.S. Bureau of Economic Analysis

Santander Consumer USA

5 44.9% 46.8% 51.1% 55.1% 35% 40% 45% 50% 55% 60% 65% 70% Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 SC Auction Only Recovery Rate SC Auction Plus Recovery Rate (Quarterly) 100 105 110 115 120 125 130 135 110 115 120 125 130 135 140 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Manheim (Left Axis) JDP Used-Vehicle Price Index (Right Axis) AUTO INDUSTRY ANALYSIS Used Vehicle Indices1 Manheim: Seasonally Adjusted JD Power: Not Seasonally Adjusted SC Recovery Rates2 Industry Net Loss Rates3 SE V ER IT Y CRE D IT Industry 60+ Day Delinquency Rates3 1 Manheim, Inc.; Indexed to a basis of 100 at 1995 levels; JD Power Used-Vehicle Price Index (not seasonally adjusted) 2 Auction Only - includes all auto-related recoveries including inorganic/purchased receivables from auction lanes only 2 Auction Plus – Per the financial statements includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 3 Standard & Poor’s Rating Services (ABS Auto Trust Data – two-month lag on data, as of January 31, 2018) 10.0% Max 13.6% Min 3.3% Jan-08 Jan-10 Jan-12 Jan-14 Jan-16 Jan-18 Subprime Max 5.9% 5.9% Min 1.6% Jan-08 Jan-10 Jan-12 Jan-14 Jan-16 Jan-18 Subprime

6DIVERSIFIED UNDERWRITING ACROSS THE CREDIT SPECTRUM YoY auto originations increase across all channels 1 Approximate FICOs 2 Includes nominal capital lease originations ($ in Millions) Q1 2018 Q4 2017 Q1 2017 QoQ YoY Total Core Retail Auto 2,291$ 1,469$ 2,198$ 56% 4% Chrysler Capital Loans (<640) 1 1,083 741 833 46% 30% Chrysler Capital Loans (≥640)1 879 804 755 9% 16% Total Chrysler Capital Retail 1,962$ 1,545$ 1,588$ 27% 24% Total Leases2 2,096 1,299 1,602 61% 31% Total Auto Originations 6,349$ 4,313$ 5,388$ 47% 18% Total Per onal Lending 273 529 288 (48%) (5%) Total SC Originations 6,623$ 4,842$ 5,676$ 37% 17% SBNA Originations 24 - - N/A N/A Total SC & SBNA Originations 6,647$ 4,842$ 5,676$ 37% 17% Asset Sales 1,475$ -$ 931$ N/A 58% Average Managed Assets 48,421$ 48,972$ 51,230$ (1%) (5%) % VarianceThree Months Ended Originations

7 0.49 0.51 0.56 0.51 0.51 2.11 2.26 2.25 2.07 2014 2015 2016 2017 2018 YTD Full Year  Chrysler Capital average quarterly penetration rate of 28% as of Q1 2018  Through SBNA, SC has increased dealer receivables outstanding (“floorplan”) 9% QoQ FCA US LLC (FCA) RELATIONSHIP SC continues to optimize the Chrysler Capital program FCA Sales1 (units in millions) 1 FCA filings; sales as reported on 4/3/2018 2Dealer receivables originated through SBNA Dealer Floorplan2 Outstanding ($ in millions) $1,742 $1,723 $1,777 $1,963 $2,133 1Q17 2Q17 3Q17 4Q17 1Q18

8 $11,015 $9,881 $9,957 $8,639 $8,723 1Q17 2Q17 3Q17 4Q17 1Q18 $ in Millions Santander Flow Sales 931 566 1,347 1,480 SBNA Originations 24 RV/Marine Sale 135  Santander Flow Sales totaling $1.5 billion in Q1 2018  Launched pilot program with SBNA to facilitate origination and servicing of primarily Chrysler loans  Recent trend in total balance related to lower prime originations and timing of asset sales to Santander SERVICED FOR OTHERS (SFO) PLATFORM Composition at 03/31/2018 RIC 92% Leases 1% RV/Marine 7% Total 100% Serviced for Others Balances (End of Period) *Sales with retained servicing during period, also include non-Santander sales.

9 March 31, 2018 December 31, 2017 March 31, 2017 QoQ YoY Interest on finance receivables and loans 1,114,137$ 1,129,181$ 1,209,186$ (1%) (8%) Net leased vehicle income 145,595 112,491 128,062 29% 14% Other finance and interest income 7,137 4,470 3,825 60% 87% Interest expense 241,028 236,600 227,089 2% 6% Net finance and other interest income 1,025,841$ 1,009,542$ 1,113,984$ 2% (8%) Provision for credit losses 458,995 562,346 635,013 (18%) (28%) Profit sharing 4,377 7,235 7,945 (40%) (45%) Total other income 25,053 (37,716) 55,480 (166%) (55%) Total operating expenses 287,912 426,040 305,078 (32%) (6%) Income before tax 299,610$ (23,795)$ 221,428$ NM 35% Income tax expense 57,311 (603,911) 78,001 (109%) (27%) Net income 242,299$ 580,116$ 143,427$ (58%) 69% Diluted EPS ($) 0.67$ 1.61$ 0.40$ (58%) 68% Average total assets 39,694,041$ 38,992,937$ 38,910,193$ 2% 2% Average managed assets 48,421,303$ 48,971,677$ 51,229,729$ (1%) (5%) % Variance Three Months Ended (Unaudited, Dollars in Thousands, except per share) Q1 2018 FINANCIAL RESULTS 1 1 Q4 2017 was impacted by significant items. Please refer to the 8-K filed January 31, 2018 for further details.

10 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Cum u la ti ve N et L o ss Ra te Months on Book Total Annual Vintage Cumulative Net Loss Rate 2014 2015 2016 CREDIT QUALITY: VINTAGE LOSS PERFORMANCE 2016 vintage continues to outperform the 2015 vintage on a gross and net loss basis *Retained originations only 0% 5% 10% 15% 20% 25% 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Cum u la ti ve G ro ss L o ss Ra te Months on Book Total Annual Vintage Cumulative Gross Loss Rate 2014 2015 2016

11DELINQUENCY AND LOSS  YoY delinquency ratios flat 18.1% 16.4% 18.0% 19.2% 18.5% 8.8% 7.5% 9.1% 10.3% 8.3% 51.1% 53.9% 49.3% 46.4% 55.1% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% 120.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Credit: Individually Acquired Retail Installment Contracts, Held for Investment Gross Charge- off Ratio Net Charge- off Ratio Recovery Rate (as % of recorded investment)  YoY gross charge-off ratio increased 40 basis points  YoY net charge-off ratio decreased 50 basis points 7.3% 9.4% 9.2% 10.3% 7.3% 3.9% 4.7% 5.1% 5.4% 3.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Delinquency: Individually Acquired Retail Installment Contracts, Held for Investment 31-60 >60

12CREDIT QUALITY: LOSS DETAIL $599 $538 $24 $42 $27 $16 Q1 2017 Performance Recoveries Balance Other Q1 2018 Q1 2017 to Q1 2018 Net Charge-Off Walk ($ in millions) Gross Loss Performance

13 $635 $521 $536 $562 $459 12.7% 12.6% 12.8% 12.6% 12.3% 12.0% 12.5% 13.0% 13.5% 14.0% $0 $100 $200 $300 $400 $500 $600 $700 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Provision Expense and Allowance Ratio ($ in millions) Provision for credit losses Allowance Ratio PROVISION AND RESERVES 1 TDR migration – the allowance for assets classified as TDRs or “troubled debt restructuring” takes into consideration expected lifetime losses, typically requiring additional coverage 2 Explanation of quarter over quarter variance are estimates  QoQ allowance decreased $80 million  New volume and TDR migration1 were offset by performance adjustment and liquidations and other  Allowance to loans ratio decreased 30 bps to 12.3% QoQ  Provision for credit losses decreased $176 million YoY $3,270 $3,190 $140 $59 ($70) ($209) $3,100 $3,150 $3,200 $3,250 $3,300 $3,350 $3,400 $3,450 $3,500 Q4 2017 New Volume TDR Migration Performance Adjustment Liquidations & Other Q1 2018 Q4 2017 to Q1 2018 ALLL Reserve Walk ($ in millions)

14 TDR balances down two consecutive quarters TDR BALANCE COMPOSITION BY VINTAGE 59% 51% 44% 38% 32% 28% 23% 21% 19% 36% 36% 34% 32% 29% 26% 24% 22% 21% 5% 13% 22% 30% 35% 37% 37% 37% 35% 4% 9% 16% 20% 24% $ 4.7 $ 5.0 $ 5.3 $ 5.6 $ 5.8 $ 5.9 $ 6.3 $ 6.3 $ 6.0 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 TDR Balance by Origination Vintage (% of total balance) 2013 & Prior 2014 2015 2016 2017 1%

15EXPENSE MANAGEMENT  Operating expenses totaled $288 million, a decrease of 6% versus the same quarter last year 1 Q4 2017 was impacted by significant items. Please refer to the 8-K filed January 31, 2018 for further details. 1 $51,230 $50,436 $49,998 $48,972 $48,421 $305 $282 $298 $426 $288 2.4% 2.2% 2.4% 3.5% 2.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $2 $10,002 $20,002 $30,002 $40,002 $50,002 $60,002 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Average Managed Assets ($ millions) Total Expenses ($ millions) Expense Ratio

16 3.0 3.0 1.8 1.8 3.0 3.0 Q4 2017 Q1 2018 Term Revolving Contingent 4.1 4.6 5.8 5.4 Q4 2017 Q1 2018 Unused Used  $16.9 billion in commitments from 12 lenders1  54% unused capacity on revolving lines at Q1 2018 FUNDING AND LIQUIDITY Total funding of $42.2 billion at the end Q1 2018, up 5% from $40.3 billion at the end of Q4 2017 Asset-Backed Securities ($ Billions) Financings ($ Billions) Banco Santander & Subsidiaries ($ Billions) Asset Sales ($ Billions)  $3.3 billion in asset-backed securities (ABS) offered and sold  Executed second lease ABS securitization  $7.8 billion in total commitments  52% unused revolving capacity at Q1 2018  Fourth Santander flow sale of $1.5 billion Amortizing Revolving 9.9 10.0 Santander 7.87.8 1 Does not include repo facilities 1.5 Q4 2017 Q1 2018 7.6 6.9 Q4 2017 Q1 2018 15.0 16.0 Q4 2017 Q1 2018

17 13.8% 14.3% 15.0% 16.3% 16.9% 13.6% 14.1% 14.9% 16.2% 16.6% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 CET1 TCE/TA CONSISTENT CAPITAL GENERATION 1 Common Equity Tier 1 (CET1) Capital Ratio is a non-GAAP financial measure that begins with stockholders’ equity and then adjusts for AOCI, goodwill/intangibles, DTAs, cash flow hedges and other regulatory exclusions over risk-weighted assets. See appendix for further details. 2 Tangible common equity to tangible assets is a non-GAAP financial measure defined as the ratio of Total equity, excluding Goodwill and intangible assets, to Total assets, excluding Goodwill and intangible assets 1 2 SC has exhibited a strong ability to generate earnings and capital, while growing assets Tangible Assets $38,956 $39,401 $38,657 $39,319 $39,940 Tangible Common Equity $5,313 $5,572 $5,780 $6,377 $6,621 $ in millions  The Company has declared a cash dividend of $0.05 per share, to be paid on May 14, 2018, to shareholders of record as of the close of business on May 4, 2018

APPENDIX

19COMPANY ORGANIZATION Other Subsidiaries 100% Ownership Santander Holdings USA, Inc. (“SHUSA’) ~68% Ownership Santander Bank, N.A. Other Subsidiaries Banco Santander, S.A. Spain *Ownership percentages are approximates as of March 31, 2018 ~32% Ownership Santander Consumer USA Holdings Inc. (“SC”) Public Shareholders

20 2% 2% 2% 2% 2% 12% 12% 10% 10% 12% 18% 17% 14% 14% 14% 25% 24% 23% 24% 26% 13% 13% 13% 13% 15% 30% 33% 38% 36% 31% 1Q17 2Q17 3Q17 4Q17 1Q18 Originations by Credit (RIC1 only) ($ in millions) >640 600-640 540-599 <540 No FICO Commercial $3,787 $4,055 $4,278$3,328 $3,014 DIVERSIFIED UNDERWRITING ACROSS FULL CREDIT SPECTRUM Average loan balance in dollars $20,193 $20,816 $21,825 $22,013 $21,699 $2,664 1 RIC; Retail Installment Contract 2 Loans to commercial borrowers; no FICO score obtained $2,940 2 47% 48% 55% 53% 50% 53% 52% 45% 47% 50% 1Q17 2Q17 3Q17 4Q17 1Q18 New/Used Originations ($ in millions) Used New $3,787 $4,055 $4,278$3,328 $3,014

21HELD FOR INVESTMENT CREDIT TRENDS Retail Installment Contracts1 1Held for investment; excludes assets held for sale 2 .8% 1 2 .0% 2 2 .3% 3 1 .7% 1 7 .4% 1 3 .8% 2 .5% 1 1 .9% 2 2 .4% 3 1 .9% 1 7 .3% 1 4 .0% 2 .4% 1 1 .6% 2 2 .4% 3 2 .4% 1 7 .5% 1 3 .7% 2 .5% 1 1 .2% 2 1 .8% 3 2 .0% 1 7 .4% 1 5 .1% 2 .2% 1 1 .2% 2 1 .6% 3 2 .4% 1 7 .6% 1 5 .0 % Commercial Unknown <540 540-599 600-639 >=640 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018

EXCLUDING PERSONAL LENDING DETAIL

22

Personal lending earned $68 million before operating expenses and taxes

	March 31, 2018			December 31, 2017			March 31, 2017		
	Total	Personal Lending	Excluding Personal Lending	Total	Personal Lending	Excluding Personal Lending	Total	Personal Lending	Excluding Personal Lending
Interest on finance receivables and loans	$ 1,114,137	$ 89,260	$ 1,024,877	$ 1,129,181	$ 83,080	$ 1,046,101	$ 1,209,186	$ 92,449	$ 1,116,737
Net leased vehicle income	145,595	-	145,595	112,491	-	112,491	128,062	-	128,062
Other finance and interest income	7,137	-	7,137	4,470	-	4,470	3,825	-	3,825
Interest expense	241,028	10,992	230,036	236,600	13,998	222,602	227,089	12,013	215,076
Net finance and other interest income	$ 1,025,841	$ 78,268	$ 947,573	$ 1,009,542	$ 69,082	$ 940,460	$ 1,113,984	$ 80,436	$ 1,033,548
Provision for credit losses	458,995	102	458,892	562,346	415	561,931	635,013	-	635,013
Profit sharing	4,377	207	4,170	7,235	877	6,358	7,945	(242)	8,187
Investment Gains (losses), net[1]	(86,520)	(58,963)	(27,557)	(137,926)	(136,393)	(1,533)	(76,399)	(64,639)	(11,760)
Servicing fee income	26,182	-	26,182	26,031	-	26,031	31,684	-	31,684
Fees, commissions and other	85,391	49,487	35,903	74,179	45,830	28,349	100,195	50,740	49,455
Total other income	$ 25,053	$ (9,476)	$ 34,529	$ (37,716)	$ (90,563)	$ 52,847	$ 55,480	$ (13,899)	$ 69,379
Average gross individually acquired retail installment contracts	$ 26,820,166	-		$ 27,098,976	-		$ 28,200,907	-	
Average gross personal loans	-	$ 1,459,308		-	$ 1,392,529		-	$ 1,488,665	
Average gross operating leases	$ 11,441,789	-		$ 11,088,361	-		$ 9,849,077	-	

[1]The $59 million of investment losses related to personal lending in Q1 2018, comprised of $106 million in customer default activity, partially offset by a $47 million decrease in market discount, consistent with typical seasonal patterns.

Santander Consumer USA

23CONSOLIDATED BALANCE SHEETS (Unaudited, dollars in thousands) March 31, 2018 December 31, 2017 Assets Cash and cash equivalents $ 618,809 $ 527,805 Finance receivables held for sale, net 1,611,535 2,210,421 Finance receivables held for investment, net 22,587,358 22,427,769 Restricted cash 2,895,615 2,553,902 Accrued interest receivable 269,258 326,640 Leased vehicles, net 10,612,824 10,160,327 Furniture and equipment, net 65,961 69,609 Federal, state and other income taxes receivable 99,099 95,060 Related party taxes receivable 634 467 Goodwill 74,056 74,056 Intangible assets 31,088 29,734 Due from affiliates 53,408 33,270 Other assets 1,125,544 913,244 Total assets $ 40,045,189 $ 39,422,304 Liabilities and Equity Liabilities: Notes payable — credit facilities $ 5,294,358 $ 4,848,316 Notes payable — secured structured financings 22,862,607 22,557,895 Notes payable — related party 3,148,194 3,754,223 Accrued interest payable 38,375 38,529 Accounts payable and accrued expenses 430,361 429,531 Deferred tax liabilities, net 966,444 897,121 Due to affiliates 103,012 82,382 Other liabilities 475,822 333,806 Total liabilities $ 33,319,174 $ 32,941,803 Equity: Common stock, $0.01 par value $ 3,610 $ 3,605 Additional paid-in capital 1,689,996 1,681,558 Accumulated other comprehensive income (loss), net 63,211 44,262 Retained earnings 4,969,198 4,751,076 Total stockholders’ equity $ 6,726,015 $ 6,480,501 Total liabilities and equity $ 40,045,189 $ 39,422,304 For the Three Months Ended

24CONSOLIDATED INCOME STATEMENT (Unaudited, dollars in thousands, except per share amounts) March 31, 2018 March 31, 2017 Interest on finance receivables and loans $ 1,114,137 $ 1,209,186 Leased vehicle income 504,278 418,233 Other finance and interest income 7,137 3,825 Total finance and other interest income $ 1,625,552 $ 1,631,244 Interest expense 241,028 227,089 Leased vehicle expense 358,683 290,171 Net finance and other interest income $ 1,025,841 $ 1,113,984 Provision for credit losses 458,995 635,013 Net finance and other interest income after provision for credit losses $ 566,846 $ 478,971 Profit sharing 4,377 7,945 Net finance and other interest income after provision for credit losses and profit sharing $ 562,469 $ 471,026 Investment (losses), net (86,520) (76,399) Servicing fee income 26,182 31,684 Fees, commissions, and other 85,391 100,195 Total other income $ 25,053 $ 55,480 Compensation expense 122,005 136,262 Repossession expense 72,081 71,299 Other operating costs 93,826 97,517 Total operating expenses $ 287,912 $ 305,078 Income before income taxes 299,610 221,428 Income tax expense 57,311 78,001 Net income $ 242,299 $ 143,427 Net income per common share (basic) $ 0.67 $ 0.40 Net income per common share (diluted) $ 0.67 $ 0.40 Dividends paid per common share $0.05 - Weighted average common shares (basic) 360,703,234 359,105,050 Weighted average common shares (diluted) 361,616,732 360,616,032 For the Three Months Ended

RECONCILIATION OF NON-GAAP MEASURES

25

(Unaudited, dollars in thousands)	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total equity	$ 6,726,015	$ 6,480,501	$ 5,885,234	$ 5,678,733	$ 5,418,998
Deduct: Goodwill and intangibles	105,144	103,790	105,590	106,298	106,331
Tangible common equity	$ 6,620,871	$ 6,376,711	$ 5,779,644	$ 5,572,435	$ 5,312,667
Total assets	$ 40,045,188	$ 39,422,304	$ 38,765,557	$ 39,507,482	$ 39,061,940
Deduct: Goodwill and intangibles	105,144	103,790	105,590	106,298	106,331
Tangible assets	$ 39,940,044	$ 39,318,514	$ 38,659,967	$ 39,401,184	$ 38,955,609
Equity to assets ratio	16.8%	16.4%	15.2%	14.4%	13.9%
Tangible common equity to tangible assets	16.6%	16.2%	14.9%	14.1%	13.6%
Total equity	$ 6,726,015	$ 6,480,501	$ 5,885,234	$ 5,678,733	$ 5,418,998
Deduct: Goodwill and other intangible assets, net of deferred tax liabilities	169,870	172,664	172,502	177,619	182,156
Deduct: Accumulated other comprehensive income, net	63,211	44,262	27,481	27,860	35,504
Tier 1 common capital	$ 6,492,934	$ 6,263,575	$ 5,685,251	$ 5,473,254	$ 5,201,338
Risk weighted assets (a)	$ 38,517,988	$ 38,473,339	$ 37,828,130	$ 38,368,928	$ 37,799,513
Common Equity Tier 1 capital ratio (b)	16.9%	16.3%	15.0%	14.3%	13.8%

(a) Under the banking agencies' risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk weight of the category. The resulting weighted values are added together with the measure for market risk, resulting in the Company's and the Bank's total Risk weighted assets

(b) CET1 is calculated under Basel III regulations required as of January 1, 2015.

Santander Consumer USA